UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 5, 2012
(Date of earliest event reported)

PHYHEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-163076	26-1772160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 South Royal Poinciana Boulevard, Suite 506 Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

305-779-1760
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 5.01 Changes in Control of Registrant.
Item 8.01 Other Events

As previously reported, on April 2, 2012, Phyhealth Corporation (OTCQB: PYHH) entered into a material contract with Queste Capital, a Nevada corporation for the purchase of a majority control of the Registrant. That agreement was amended on or about June 29, 2012 (the "Amendment"), and consummated on July 5, 2012, with the issuance to Queste Capital of 80,274,933 shares of Phyhealth Corporation common stock, representing approximately 95% of the outstanding shares, calculated fully diluted and post stock issuance.

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

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  Signature

PHYHEALTH CORPORATION

Dated: July 9, 2012	By:	/s/ Robert L.Trinka
Robert Trinka, Chairman, President, CEO,
Principal Executive and Financial Officer

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